SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 30, 2004

                            DATAWORLD SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     1-9263                 11-2816128
(State of Incorporation or     (Commission File Number)    (I.R.S. Employer
       Organization)                                       Identification No.)

         275K Marcus Blvd.
         Hauppauge, New York                                        11788
(Address of Principal Executive Offices)                          (Zip Code)



       Registrant's telephone number, including area code: (631) 951-4000

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Item 5. Other Events and Required FD Disclosure

     On April 26, 2004, Daniel McPhee, President and Chief Executive Officer of DataWorld Solutions, Inc (the "Company"), returned six million shares of common stock he had previously held, to the Company's treasury. A copy of the press release issued April 27, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     A copy of the press release is attached hereto as Exhibit 99.1.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, DataWorld Solutions, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 30, 2004
                                       DATAWORLD SOLUTIONS, INC.

                                       By:  /s/ Philip J. Rauch
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                                            Philip J. Rauch
                                            Chief Operating Officer





                                  EXHIBIT INDEX




Exhibit No.              Description of Document
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99.1                     Press Release dated April 27, 2004


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